Events after the Reporting Period	12 Months Ended
Jun. 30, 2023
Events after the Reporting Period [Abstract]
Events after the reporting period

Note 31. Events after the reporting period

Management has considered subsequent events through the date these consolidated financial statements were issued.

As of October 15, 2023, the Company has entered into an agreement to issue a convertible note due 2026 to Grupo Insud (“Insud”) in a principal amount of approximately $21 million (the “Insud Convertible Note”) with a strike price of US $6.00 per share. The Insud Convertible Note will be issued against a cash payment of US $10 million and in-kind contributions to be made by Insud to Moolec Science. In-kind contributions include credits to access Insud’s state-of-the-art industrial capabilities, operational services, and the incorporation of joint agreement participation, started with the Company in the past. At maturity, Moolec Science will hold the option to deliver ordinary shares, cash, or a combination of cash and ordinary shares.

The agreement signed with Insud, follows Moolec Science’s previous announcement that it entered into a Memorandum of Understanding with Bioceres Crop Solutions “BIOX”) that secures the supply of approximately 15,000 tons of HB4® soybeans (the “BIOX Supply Agreement”) that may be upsized for a similar volume. The BIOX Supply Agreement will be paid through the issuance of a convertible note (the “BIOX Convertible Note’’and together with the Insud Convertible Note, the “Convertible Notes”) on arms-length terms to the Insud Convertible Note.

Together, the Convertible Notes total approximately US $30 million of cash and in-kind contributions that include soybean inventories, operational services, and the acquisition of joint arrangement participation.